Exhibit 21
SYSCO CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES, DIVISIONS AND DBA’s
(As of September 10, 2006)

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
A.M. Briggs, Inc.	Delaware
American Produce & Vegetable Company	Delaware
A-One-A Produce & Dairy Puerto Rico, LLC	Puerto Rico
A-One-A Produce & Provisions, Inc.	Florida
Banner Beef & Seafood Co., Inc.	Florida
Baugh Midwest Cooperative, Inc.	Delaware
Baugh Northeast Co-Op, Inc.	Delaware
Baugh Southeast Cooperative, Inc.	Delaware
Baugh Southwest Cooperative, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Delaware
Baugh Western Cooperative, Inc.	Delaware
Buckhead Beef Company	Delaware
Carnival Fruit Company, Inc.	Florida
Contract Administrative Services, Inc.	Delaware
DiPaolo/Sysco Food Services, Inc.	Ohio
Economy Foods, Inc.	California
Four Seasons Food Ltd.	British Columbia, Canada
Fowler & Huntting, LLC	Delaware
Freedman Food Service of Austin, LP	Texas
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman Food Service, Inc.	Texas
Freedman Meats, Inc.	Delaware
Freedman-KB, Inc.	Delaware
FreshPoint – City Produce, LP	Delaware
FreshPoint – Thomas Brothers, LLC	Delaware
FreshPoint Distribution, Inc.	Delaware
FreshPoint Holdings, Inc.	Delaware
FreshPoint of Atlanta, Inc.	Georgia
FreshPoint of California, Inc.	Delaware
FreshPoint of Denver, Inc.	Colorado
FreshPoint of Houston, Inc.	Delaware
FreshPoint of Las Vegas, Inc.	Delaware
FreshPoint of Palm Beach, Inc.	Florida
FreshPoint of Southern California, Inc.	California
FreshPoint of Washington D.C., Inc.	District of Columbia
FreshPoint Pompano Real Estate, LLC	Delaware
FreshPoint Tomato, LLC	Delaware
FreshPoint Value Added Services, Inc.	California
FreshPoint, Inc.	Delaware
Fulton Provision Co.	Delaware
Grants - Sysco Food Services, Inc.	Michigan

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
Guest International Ltd.	United Kingdom
Guest Packaging, LLC	Delaware
Guest Supply Canada, Inc.	Canada
Guest Supply, LLC	Delaware
Hallsmith-Sysco Food Services, LLC	Delaware
Hardin’s-Sysco Food Services, LLC	Delaware
IL Paese, Inc.	Texas
INGENIUM Medical Supply Chain Solutions, Inc.	Delaware
International Food Group, Inc.	Florida
Lankford-Sysco Food Services, LLC	Delaware
Lee Ray-Tarantino Co., Inc.	California
Malcolm Meats Company	Delaware
Movsovitz & Sons of Florida, Inc.	Florida
North Douglas Sysco Food Services, Inc.	Canada
Olewine’s Sysco Food Services Company	Delaware
Overton Distributors, Inc.	Tennessee
P. Tavilla Co. (Miami) Inc.	Florida
Pacific Produce Co. Ltd.	Alberta, Canada
Pegler-Sysco Food Services Company	Nebraska
Pegler-Sysco Transportation Co.	Nebraska
Piranha Produce, Inc.	Delaware
Produce America, Inc.	Delaware
Pronamic Distribution, Inc.	Canada
Red’s Market, Inc.	Florida
Robert Orr-Sysco Food Services, LLC	Delaware
Robert’s Sysco Food Services, Inc.	Delaware
Royalty Foods, a Division of Buckhead Beef	N/A
SFS Canada I, LP	Canada
SFS Canada II, LP	Canada
SFS GP I, Inc.	Canada
SFS GP II, Inc.	Canada
SFS Shelf, LLC	Delaware
Specialty Meat Holdings, LLC	Delaware
Sunburst Foods, Inc.	Delaware
Sysco – Desert Meats Company, Inc.	Delaware
Sysco Administrative Services II, Inc.	Delaware
Sysco Administrative Services, Inc.	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Asian Foods, Inc.	Delaware
SYSCO Canada, Company	Nova Scotia, Canada
Sysco Central Ohio, Ltd.	Ohio
SYSCO Disaster Relief Foundation, Inc.	Texas
Sysco eVentures, Inc.	Delaware
Sysco Finance, LP	Delaware
Sysco Financial Services, LLC	Delaware
Sysco Food Services – Gulf Coast, Inc.	Delaware

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
Sysco Food Services – Jacksonville, Inc.	Delaware
Sysco Food Services — West Coast Florida, Inc.	Delaware
Sysco Food Services of Albany, LLC	Delaware
Sysco Food Services of Arizona, Inc.	Delaware
Sysco Food Services of Arkansas, LLC	Delaware
Sysco Food Services of Atlanta, LLC	Delaware
Sysco Food Services of Austin, LP	Delaware
Sysco Food Services of Baltimore, LLC	Delaware
Sysco Food Services of Baraboo, LLC	Delaware
Sysco Food Services of Beaumont, Inc.	Delaware
Sysco Food Services of Canada, Inc.	Canada
Sysco Food Services of Central Alabama, Inc.	Delaware
Sysco Food Services of Central California, Inc.	California
Sysco Food Services of Central Florida, Inc.	Delaware
Sysco Food Services of Central Ohio, Inc.	Ohio
Sysco Food Services of Central Ontario, Inc.	Ontario, Canada
Sysco Food Services of Central Pennsylvania, LLC	Delaware
Sysco Food Services of Charlotte, LLC	Delaware
Sysco Food Services of Cincinnati, LLC	Delaware
Sysco Food Services of Cleveland, Inc.	Delaware
Sysco Food Services of Columbia, LLC	Delaware
Sysco Food Services of Connecticut, LLC	Delaware
Sysco Food Services of Dallas, LP	Delaware
Sysco Food Services of Denver, Inc.	Colorado
Sysco Food Services of Detroit, LLC	Delaware
Sysco Food Services of East Texas, LLC	Delaware
Sysco Food Services of Eastern Wisconsin, LLC	Delaware
Sysco Food Services of Grand Rapids, LLC	Delaware
Sysco Food Services of Hampton Roads, Inc.	Delaware
Sysco Food Services of Houston, LP	Delaware
Sysco Food Services of Idaho, Inc.	Idaho
Sysco Food Services of Indianapolis, LLC	Delaware
Sysco Food Services of Iowa, Inc.	Delaware
Sysco Food Services of Jackson, LLC	Delaware
Sysco Food Services of Jamestown, LLC	Delaware
Sysco Food Services of Kansas City, Inc.	Missouri
SYSCO Food Services of Kelowna Ltd.	Canada
Sysco Food Services of Knoxville, LLC	Delaware
Sysco Food Services of Las Vegas, Inc.	Delaware
Sysco Food Services of Los Angeles, Inc.	Delaware
Sysco Food Services of Metro New York, LLC	Delaware
Sysco Food Services of Minnesota, Inc.	Delaware
Sysco Food Services of Montana, Inc.	Delaware
Sysco Food Services of New Mexico, LLC	Delaware
Sysco Food Services of New Orleans, LLC	Delaware
Sysco Food Services of North Dakota, Inc.	Delaware
Sysco Food Services of Northern New England, Inc.	Maine

JURISDICTION
OF
SUBSIDIARY NAME	INCORPORATION
Sysco Food Services of Oklahoma, LLC	Delaware
Sysco Food Services of Philadelphia, LLC	Delaware
Sysco Food Services of Pittsburgh, LLC	Delaware
Sysco Food Services of Portland, Inc.	Delaware
Sysco Food Services of Raleigh, LLC	Delaware
Sysco Food Services of Sacramento, Inc.	Delaware
Sysco Food Services of San Antonio, LP	Delaware
Sysco Food Services of San Diego, Inc.	Delaware
Sysco Food Services of San Francisco, Inc.	California
Sysco Food Services of Seattle, Inc.	Delaware
Sysco Food Services of South Florida, Inc.	Delaware
Sysco Food Services of Southeast Florida, LLC	Delaware
Sysco Food Services of Spokane, Inc.	Delaware
Sysco Food Services of St. Louis, LLC	Delaware
Sysco Food Services of Syracuse, LLC	Delaware
Sysco Food Services of Ventura, Inc.	Delaware
Sysco Food Services of Virginia, LLC	Delaware
Sysco Food Services-Chicago, Inc.	Delaware
Sysco Holdings Limited	New Brunswick, Canada
Sysco Holdings of B.C., Inc.	Canada
Sysco Holdings of Kelowna, Inc.	Canada
Sysco I&S Foodservices, Inc.	Alberta, Canada
Sysco Intermountain Food Services, Inc.	Delaware
SYSCO International, Co.	Nova Scotia, Canada
Sysco Merger Ohio II, Inc.	Delaware
SYSCO Netherlands Partners, LLC	Delaware
SYY Netherlands C.V.	Netherlands
Sysco Global Holdings B.V.	Netherlands
Sysco Newport Meat Company	Delaware
Sysco Proprietary LP	Texas
Sysco Resources Midwest, Inc.	Delaware
Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
Sysco Resources, Inc.	Delaware
Sysco SERCA Food Services of New England, Inc.	Delaware
Sysco Services LP	Texas
Sysco Texas Partners, Inc.	Delaware
Sysco/Louisville Food Services Co.	Delaware
SyscoMed, Inc.	Delaware
Terrace Food Group, Inc.	Delaware
Terrace Fresh, Inc.	Florida
The SYGMA Network - Kansas City, LLC	Delaware
The SYGMA Network, Inc.	Delaware
Walker Foods, Inc.	New York
Watson Sysco Food Services, Inc.	Delaware

CANADIAN DIVISIONS

Honeyman’s Beef Purveyors	SYSCO Food Services of Quebec
J. J. Derma Meats Ltd.	SYSCO Food Services of Regina
SYSCO Food Services of Atlantic Canada	SYSCO Sturgeon Falls
SYSCO Food Services of Calgary	SYSCO Thunder Bay
SYSCO Food Services of Edmonton	SYSCO Food Services of Toronto
SYSCO Kingston	SYSCO Food Services of Winnipeg
SYSCO London
ASSUMED NAMES

Entity Name	DBA Name
American Produce & Vegetable Company	American FoodService
American Pre-Pack
Choppin’ Block
River Ranch Southwest

Baugh Northeast Co-op, Inc.	Baugh Northeast, Inc.
Baugh Northeast

Baugh Supply Chain Cooperative, Inc.	Alfmark Transportation
Alfmark
BSCC Canada
Baugh Supply Chain Cooperative, Canada
Cooperative De Chaines D’Approvisionnement Baugh, Inc.

Buckhead Beef Company	Buckhead Beef of Florida
Buckhead Beef Northeast
Central Florida Foodservice

Carnival Fruit Company, Inc.	FreshPoint South Florida

Contract Administrative Services, Inc.	Texas Contract Administrative Services, Inc.

Economy Foods, Inc.	Facciola Meat Company

Freedman Food Service of Austin, LP	Texas Meat Purveyors

Freedman Food Service of San Antonio, LP	Texas Meat Purveyors

Entity Name	DBA Name
FreshPoint — City Produce, LP	Bay Area Produce
City Produce
City Produce – Rio Grande Valley
City Produce – San Antonio
City Produce – Corpus Christi
City Produce – Harlingen

FreshPoint — Thomas Brothers, LLC	Thomas Brothers
Thomas Brothers of Delaware

FreshPoint of Denver, Inc.	JDS&R Produce

FreshPoint of Houston, Inc.	Southern Produce

FreshPoint of Southern California, Inc.	FreshPoint of San Diego
FreshPoint Consolidation
G & G Produce
The Produce Hunter

FreshPoint Tomato, LLC	Nashville Tomato

Lee-Ray Tarantino Co., Inc.	Golden State Produce

Movsovitz & Sons of Florida, Inc.	Movsovitz of Georgia
FreshPoint Jacksonville
FreshPoint North Florida
FreshPoint Savannah
FreshPoint Southern Georgia

Overton Distributors, Inc.	FreshPoint of Charlotte
FreshPoint – Overton
FreshPoint of Nashville
FreshPoint of Raleigh
FreshPoint Transportation

Pacific Produce Co., Ltd.	Allied Foodservices
Pacific Produce – Nanaimo

Red’s Market, Inc.	Garden Gourmet Specialties
FreshPoint-Red’s Market of Central Florida
FreshPoint Central Florida
FreshPoint Southwest Florida
FreshPoint West Coast Florida
Incredible Fresh
Red’s Market
Red’s Market – Orlando
Red’s Market – Tampa

Sysco Asian Foods, Inc.	Asian Foods

SYSCO Corporation	Theimer-Sysco Food Services
Theimer Food Services

Entity Name	DBA Name
SYSCO Food Services of Canada, Inc.	Honeyman’s Beef Purveyors
J.J. Derma Meats
SYSCO Canada
SYSCO Food Services of Atlantic Canada
SYSCO Food Services of Canada
SYSCO Food Services of Calgary
SYSCO Food Services of Edmonton
SYSCO Food Services of Quebec
SYSCO Food Services of Regina
SYSCO Food Services of Toronto
SYSCO Food Services of Winnipeg
SYSCO Kingston
SYSCO London
SYSCO Quebec
SYSCO Regina
SYSCO Sturgeon Falls
SYSCO Thunder Bay
SYSCO Ventra
SYSCO Kingston Redistribution Centre
SYSCO Services Alimentaires du Quebec

Sysco Food Services of Central Ohio, Inc.	Abbott Sysco Food Services
Sysco Food Services of Central Ohio

Sysco Food of Denver, Inc.	Nobel Sysco Foods

Sysco Food Services of Montana, Inc.	Sysco Foods

Sysco Food Services of Seattle, Inc.	Sysco Food Services of Alaska

Sysco Food Services of Spokane, Inc.	Sysco Food Services of Spokane